Exhibit 10.1

EXECUTION VERSION

MASTER DESIGNATION AGREEMENT

THIS MASTER DESIGNATION AGREEMENT, dated as of July 17, 2012, is made and entered into by and among B Healthcare Properties LLC (“B Healthcare”) and the other parties listed on the signature pages attached hereto.

Reference is made to (i) that certain Amended and Restated Purchase Agreement, dated February 27, 2012, by and among B Healthcare, the sellers named therein and Walter C Bowen, as amended by Amendment No. 1 to the Amended and Restated Purchase Agreement, dated March 30, 2012, Amendment No. 2 to the Amended and Restated Purchase Agreement, dated April 11, 2012, Amendment No. 3 to the Amended and Restated Purchase Agreement, dated April 27, 2012, and Amendment No. 4 to the Amended and Restated Purchase Agreement, dated June 14, 2012, and Amendment No. 5, dated July 16, 2012 (as so amended, the “Purchase Agreement”) and (ii) that certain Asset Sale Agreement, dated March 30, 2012, by and among B Healthcare, BPM Senior Living Company and Bowen Property Management Company, as amended by Amendment No. 1, dated April 11, 2012, Amendment No. 2, dated April 27, 2012, and Amendment No. 3, dated June 14, 2012, and Amendment No. 4, dated July 16, 2012 (as so amended, the “Asset Agreement”)

Terms defined in the Purchase Agreement and the Asset Agreement, as the case may be, are used herein with the same meaning.

B Healthcare and each of the entities identified on Schedule 1 and Schedule 2 attached hereto and listed on the signature pages hereto (each, a “Designee”) agree as follows:

Section 1. Pursuant to (i) Section 11.6 of the Purchase Agreement, B Healthcare hereby assigns to each Designee the right to acquire that portion of the Assets identified on Schedule 1 (those assets to be acquired by each such Designee, the “Designee’s Portfolio Assets”) and all right, title, interest and claims under the Purchase Agreement with respect to the Designee’s Portfolio Assets, and each such Designee hereby accepts such assignment and designation and (ii) Section 10.5 of the Asset Agreement, B Healthcare hereby assigns to each Designee the right to acquire that portion of the Assets identified on Schedule 2 (those assets to be acquired by each such Designee, the “Designee’s Harrison Assets” and, together with any Designee’s Portfolio Assets to be acquired by such Designee, the “Designee’s Assets”) and all right, title, interest and claims under the Asset Agreement with respect to the Designee’s Harrison Assets, and each such Designee hereby accepts such assignment and designation.

Section 2. Each Designee hereby assumes all of the obligations of B Healthcare under the Purchase Agreement or the Asset Agreement, as the case may be, with respect to the Designee’s Assets and the related Assumed Liabilities, if applicable (collectively, the “Obligations”).

Section 3. With respect to any Facility, for purposes of this Master Designation Agreement, “Real Estate Assets” shall mean the Real Property of such Facility and the Assets to be conveyed pursuant Section 1.1(a)(iii) of the Purchase Agreement related to such Facility.

Section 4. As between B Healthcare and each Designee, B Healthcare hereby is released from the Obligations assumed by each Designee and each Designee shall be solely responsible for its Obligations.

Section 5. This Designation Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 6. This Master Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

IN WITNESS WHEREOF, B Healthcare and each Designee intending to be legally bound, have caused this Master Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

B Healthcare Properties LLC, a Delaware limited liability company

By:	/s/ Andrew White
Name:	Andrew White
Title:	CEO, President & Secretary

[B Healthcare Properties LLC-Signature Page to Master Designation Agreement]

DESIGNEES:

FHC Property Management LLC, a Delaware limited liability company

By:	/s/ Andrew White
Name: Andrew White
Title: CEO, President & Secretary

B Harrison LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

B Harrison Assets LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

Canyon Creek Leasing LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

Desert Flower Leasing LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

[Designees’ Signature Pages to Master Designation Agreement]

Orchard Park Leasing LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

Regent Court Leasing LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

Sheldon Park Leasing LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

Sun Oak Leasing LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

Sunshine Villa Leasing LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

Willow Park Leasing LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

[Designees’ Signature Pages to Master Designation Agreement]

Canyon Creek Owner LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

Desert Flower Owner LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

Orchard Park Owner LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

Regent Court Owner LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

Sheldon Park Owner LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

[Designees’ Signature Pages to Master Designation Agreement]

Sun Oak Owner LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

Sunshine Villa Owner LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

Willow Park Owner LLC, a Delaware limited liability company

By:	/s/ Christopher Falkowski
Name: Christopher Falkowski
Title: Vice-President

[Designees’ Signature Pages to Master Designation Agreement]

Schedule 1

Purchase Agreement

FACILITY	SELLER	DESIGNEE (ALL ASSETS/ASSUMED LIABILITIES UNDER PURCHASE AGREEMENT RELATED TO FACILITY) OTHER THAN REAL ESTATE ASSETS	DESIGNEE REAL ESTATE ASSETS
Canyon Creek 7235 South Union Park Avenue Cottonwood, Heights, UT 84047	Regents/Salt Lake, LLC, an Oregon limited liability company	Canyon Creek Leasing LLC	Canyon Creek Owner LLC

Desert Flower 9185 East Desert Cove Scottsdale, AZ 85260	Desert Flower LLC, an Oregon limited liability company	Desert Flower Leasing LLC	Desert Flower Owner LLC

Orchard Park 675 Alluvial Avenue Clovis, CA 93611	RAL/Clovis, Inc., an Oregon corporation	Orchard Park Leasing LLC	Orchard Park Owner LLC

Regent Court 400 N. W. Elks Drive Corvallis, OR 97330	Regent/Corvallis, LLC, an Oregon limited liability company	Regent Court Leasing LLC	Regent Court Owner LLC

Sheldon Park 2440 Willakenzie Road Eugene, OR 97401	Regent/Eugene, LLC, an Oregon limited liability company; and Christine Investments, LLC, an Oregon limited liability company	Sheldon Park Leasing LLC	Sheldon Park Owner LLC

Sun Oak 7241 Canelo Hills Drive Citrus Heights, CA 95610	BPM/Citrus Heights Limited Partnership, an Oregon limited partnership	Sun Oak Leasing LLC	Sun Oak Owner LLC

Sunshine Villa 80 Front Street Santa Cruz, CA 950ó0	Cornell Springs Partners, an Oregon joint venture; and Regent/Eugene, LLC, an Oregon limited liability company	Sunshine Villa Leasing LLC	Sunshine Villa Owner LLC

Willow Park 2600 North Milwaukee Street Boise, ID 83704	Regent/Boise, LLC, an Oregon limited liability company	Willow Park Leasing LLC	Willow Park Owner LLC

	SELLER	DESIGNEE
Assumed Corporate Contracts and Equipment Leases (including those Identified in Section 2.7 of the Sellers Disclosure Letter)
Corporate Contracts	Various	FHC Property Management LLC

Schedule 2

Asset Agreement

Designee	Assets
B Harrison Assets LLC	All right, title and interest in and to the FF&E, the Assumed Equipment Leases and the Assumed Contracts and the related Assumed Liabilities under the Asset Agreement

B Harrison LLC	All right, title and interest in the Lease and Sublease and the related Assumed Liabilities under the Asset Agreement